                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 June 17, 1996


                      Banc One Auto Grantor Trust 1996 - A
                   (Issuer with respect to the Certificates)

                             Bank One, Texas, N.A.
             (Exact name of registrant as specified in its charter)



                                 United States
                 (State or other jurisdiction of organization)


      333-1092
    333-1092-01                                       75-2270994
(Commission File Number)              (IRS Employer Identification Number)



           c/o Bank One, Texas, N.A., as Servicer, 1717 Main Street,
                    Attn: Jeff Stewart, Dallas, Texas  75201
              (Address of Principal Executive Offices)  (Zip Code)



              Registrant's telephone number, including area code:
                                 (214) 290-7437
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ITEM 5.  OTHER EVENTS

         On June 17, 1996, the Banc One Auto Grantor Trust 1996-A (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.10% Asset Backed Certificates and Class B 6.25% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

         This report or form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division at Corporate Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Bank One Auto Trust 1995-A. Consistent with such No-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from May 15, 1996 through June 16, 1996 and for the Collection Period from May 1, 1996 through May 31, 1996.

ITEM 7.  EXHIBITS

         See page 4 for Exhibit Index
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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   BANC ONE AUTO GRANTOR TRUST 1996-A

                                   By:   Bank One, Texas, N.A., as Servicer
                                         on behalf of the Trust


Date:    6/10/96                         By /s/ Jeff Stewart
     -----------------------                -----------------------------
                                   Name:        Jeff Stewart
                                         --------------------------------

                                   Title:          Vice President
                                         --------------------------------
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EXHIBIT INDEX


Exhibit  Description                                                                           Page
- -------  -----------                                                                           ----
99.1     Monthly Statements and Additional Information. . . . . . . . . . . . . . . . . . . .  5-13